EXHIBIT 99.1

EXECUTION VERSION

THIRD AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of March 23, 2023, is among THE CHEMOURS COMPANY AR, LLC, as Seller (in such capacity, the “Seller”), THE CHEMOURS COMPANY FC, LLC (“Chemours”), as initial Servicer (in such capacity, the “Servicer”), RELIANT TRUST (“Reliant Trust”), as a Conduit Purchaser, GTA FUNDING LLC (“GTA Funding”), as a Conduit Purchaser, and THE TORONTO-DOMINION BANK (“TD Bank”), as a Related Committed Purchaser, as a Group Agent (in such capacity, the “Group Agent”), as LC Bank and as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Servicer, the Seller, the Purchasers (other than GTA Funding) and Group Agents from time to time party thereto, the LC Bank and the Administrative Agent have heretofore entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of March 9, 2020 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”);

WHEREAS, concurrently herewith, the Seller, the Purchasers, the Group Agent, the LC Bank and the Administrative Agent are entering into that certain Fourth Amended and Restated Fee Letter, dated as of the date hereof (the “Fee Letter”); and

WHEREAS, the parties hereto wish to modify the Receivables Purchase Agreement upon the terms hereof.

NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows:

A G R E E M E N T:

1.
Definitions. Unless otherwise defined or provided herein, capitalized terms used herein (including in the recitals) have the meanings attributed thereto in (or by reference in) the Receivables Purchase Agreement.
2.
Joinder of GTA Funding.
(a)
GTA Funding as a Conduit Purchaser. Effective as of the date hereof, (i) GTA Funding shall be a Conduit Purchaser party to the Receivables Purchase Agreement for all purposes thereof and the other Transaction Documents and (ii) GTA Funding assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Conduit Purchasers contained in the Receivables Purchase Agreement and the other Transaction Documents.

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(b)
Appointment of TD Bank as Group Agent for GTA Funding. Pursuant to and in accordance with Section 12.01 of the Receivables Purchase Agreement, GTA Funding hereby designate TD Bank as, and TD Bank hereby agrees to perform the duties and obligations of, the Group Agent for GTA Funding. From and after the date hereof, TD Bank shall be the Group Agent for GTA Funding, and TD Bank assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Group Agents contained in the Receivables Purchase Agreement and the other Transaction Documents.
(c)
Credit Decision. GTA Funding (i) confirms to each Purchaser Party that it has received a copy of the Receivables Purchase Agreement, the other Transaction Documents, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and (ii) agrees that it will, independently and without reliance upon any Purchaser Party or any of their respective Affiliates, based on such documents and information as GTA Funding, as applicable, shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under Receivables Purchase Agreement and any other Transaction Document. No Purchaser Party makes any representations or warranties nor assumes any responsibility with respect to (x) any statements, warranties or representations made in or in connection with the Receivables Purchase Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of Receivables Purchase Agreement or the Receivables, any other Transaction Document or any other instrument or document furnished pursuant thereto or (y) the financial condition of any of the Seller, the Servicer, the Performance Guarantor or the Originators or the performance or observance by any of the Seller, the Servicer, the Performance Guarantor or the Originators of any of their respective obligations under the Receivables Purchase Agreement, any other Transaction Document, or any instrument or document furnished pursuant thereto.
(d)
Consent to Joinder. Each of the parties hereto consents to the foregoing joinder of GTA Funding in the capacity as Conduit Purchaser, and any otherwise applicable conditions precedent thereto under the Receivables Purchase Agreement and the other Transactions Documents (other than as set forth herein) are hereby waived.
3.
Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended to incorporate the changes shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit A.
4.
Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:
(a)
Execution of the Amendment. The Administrative Agent shall have received a counterpart of this Amendment duly executed by each of the other parties hereto.
(b)
Execution of the Fee Letter. The Administrative Agent shall have received a counterpart of the Fee Letter, duly executed by each of the other parties thereto.

EXHIBIT 99.1

(c)
Upfront Fee. The Administrative Agent shall have received the “Upfront Fee” (under and as defined in the Fee Letter) in accordance with the terms of the Fee Letter.
(d)
No Defaults. No Event of Termination or Unmatured Event of Termination shall have occurred and be continuing either immediately before or immediately after giving effect to this Amendment and the Fee Letter.
(e)
Additional Deliverables. The Administrative Agent shall have received such other agreements, documents, certificates and opinions as set forth in the Annex A hereto.
5.
Certain Representations and Warranties. Each of the Servicer and the Seller represents and warrants to each Purchaser Party as of the date hereof, as follows:
(a)
Representations and Warranties. The representations and warranties made by such party in the Receivables Purchase Agreement are true and correct in all material respects immediately after giving effect to this Amendment and the Fee Letter, as though made on and as of the date hereof, unless such representations and warranties by their terms refer to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
(b)
Power and Authority; Due Authorization. It (i) has all necessary power, authority and legal right to (A) execute and deliver this Amendment and the Fee Letter and (B) carry out the terms of and perform its obligations under the Transaction Documents to which it is a party (as amended by this Amendment) and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Amendment and the Fee Letter.
(c)
Binding Obligations. This Amendment and the Fee Letter constitute the legal, valid and binding obligations of it, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar Applicable Laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(d)
No Violation. The consummation of the transactions contemplated by this Amendment and the Fee Letter and the fulfillment of the terms hereof and thereof by it will not, (i) conflict with, result in any breach or (without notice or lapse of time or both) a default under, (A) its certificate of formation or limited liability company agreement, or (B) any indenture, loan agreement, asset purchase agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or any of its properties is bound if such conflict, breach or default could reasonably be expected to have, with respect to the Seller, a Material Adverse Effect or, with respect to the Servicer, a Servicer Material Adverse Effect, (ii) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, asset purchase agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or any of its properties is bound, other than any Adverse Claim created in connection with the Receivables Purchase Agreement and the other Transaction

EXHIBIT 99.1

Documents or otherwise permitted by the Receivables Purchase Agreement or other Transaction Documents, or (iii) violate any Applicable Law applicable to it or any of its properties if such violation of Applicable Law could reasonably be expected to have , with respect to the Seller, a Material Adverse Effect, or with respect to the Servicer, a Servicer Material Adverse Effect.
(e)
No Defaults. No Event of Termination or Unmatured Event of Termination has occurred and is continuing either immediately before or immediately after giving effect to this Amendment, the Fee Letter or the transactions contemplated hereby or thereby.
6.
Reference to, and Effect on the Receivables Purchase Agreement and the Transaction Documents.
(a)
The Receivables Purchase Agreement (except as specifically amended herein) shall remain in full force and effect and the Receivables Purchase Agreement and each of the other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto.
(b)
On and after the execution and delivery of this Amendment, each reference in the Receivables Purchase Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import referring to the Receivables Purchase Agreement, and each reference in any other Transaction Document to “the Receivables Purchase Agreement”, “thereunder”, “thereof” or words of like import referring to the Receivables Purchase Agreement, shall mean and be a reference to the Receivables Purchase Agreement, as amended by this Amendment.
(c)
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the LC Bank, the Group Agents or the Purchasers under, nor constitute a waiver of any provision of, the Receivables Purchase Agreement or any other Transaction Document.
(d)
To the extent that the consent of any party hereto, in any capacity, is required under the Transaction Documents or any other agreement entered into in connection with the Transaction Documents with respect to any of the amendments set forth herein, such party hereby grants such consent.
7.
Transaction Document. This Amendment shall be a Transaction Document under (and as defined in) the Receivables Purchase Agreement.
8.
Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.
9.
Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. The words “execution”, “executed”, “signed”, “signature”,

EXHIBIT 99.1

and words of like import in this Agreement and the other Transaction Documents shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
10.
GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
11.
CONSENT TO JURISDICTION. (a) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE SELLER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE SELLER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 11 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER PURCHASER PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE SELLER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE SELLER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(b) EACH OF THE SELLER AND THE SERVICER CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN THE RECEIVABLES PURCHASE AGREEMENT. NOTHING IN THIS SECTION 11 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER PURCHASER PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

12.
Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such

EXHIBIT 99.1

prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
13.
Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or be given any substantive effect.
14.
Reaffirmation of Performance Guaranty. After giving effect to this Amendment and the Fee Letter, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

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EXHIBIT 99.1

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE CHEMOURS COMPANY AR, LLC,

as the Seller

By: /s/ Sameer Ralhan
Name: Sameer Ralhan
Title: Senior Vice President and Chief Financial Officer

THE CHEMOURS COMPANY FC, LLC,

as the Servicer

By: /s/ Sameer Ralhan
Name: Sameer Ralhan
Title: Senior Vice President and Chief Financial Officer

S-1 Third Amendment to Amended and Restated
Receivables Purchase Agreement (Chemours)

EXHIBIT 99.1

Solely with respect to Section 14 hereof.

THE CHEMOURS COMPANY,

as Performance Guarantor

By: /s/ Sameer Ralhan
Name: Sameer Ralhan
Title: Senior Vice President and Chief Financial Officer

S-2 Third Amendment to Amended and Restated
Receivables Purchase Agreement (Chemours)

EXHIBIT 99.1

THE TORONTO-DOMINION BANK,

as Administrative Agent

By: /s/ Luna Mills

Name: Luna Mills

Title: Managing Director

THE TORONTO-DOMINION BANK,

as LC Bank

By: /s/ Luna Mills

Name: Luna Mills

Title: Managing Director

THE TORONTO-DOMINION BANK,
as Group Agent for the TD Bank Group

By: /s/ Luna Mills

Name: Luna Mills

Title: Managing Director

THE TORONTO-DOMINION BANK,
as Related Committed Purchaser for Reliant Trust and GTA Funding

By: /s/ Luna Mills

Name: Luna Mills

Title: Managing Director

S-3 Third Amendment to Amended and Restated
Receivables Purchase Agreement (Chemours)

EXHIBIT 99.1

COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of RELIANT TRUST, by its U.S. Financial Services Agent, THE TORONTO-DOMINION BANK,
as a Conduit Purchaser for the TD Bank Group

By: /s/ Luna Mills

Name: Luna Mills

Title: Managing Director

GTA FUNDING LLC,
as a Conduit Purchaser for the TD Bank Group

By: /s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President

S-4 Third Amendment to Amended and Restated
Receivables Purchase Agreement (Chemours)

EXHIBIT 99.1

Exhibit A

Amendments to the Amended and Restated Receivables Purchase Agreement

(Attached)

Exhibit A Third Amendment to Amended and Restated
Receivables Purchase Agreement (Chemours)

EXHIBIT 99.1

Annex A

Closing Memorandum

Annex A Third Amendment to Amended and Restated Receivables Purchase Agreement (Chemours)